Exhibit 10.1

Contract No.: B0290010008U-01

Hankou Bank

Loan Facility Agreement

Applicant for Financing (Party A): Wuhan Blower Co., Ltd.

Financing Bank (Party B): Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch

Important Note:

Financing Bank kindly requests Applicant for Financing to read through this agreement carefully, especially the specific provisions contained in articles whose headlines are marked with ** as listed in the contents below, which may contain descriptions that result in or may result in the waiver or limitation of liability. If there is any question or objection, please contact Financing Bank for explanation in a timely manner.

Contents

Article 1 Credit Line of Maximum Financing
Article 2 Term of Maximum Financing
Article 3 Use of Credit Line of Financing **
Article 4 Provision of Security
Article 5 Party A’s Representation and Warranties**
Article 6 Party A’s Rights and Obligations**
Article 7 Party B’s Rights and Obligations**
Article 8 Event of Default and its Disposition**
Article 9 Change and Cancellation of Agreement**
Article 10 Costs and Expenses**
Article 11 Other Matters Agreed
Article 12 Anti-Commercial Bribery
Article 13 Miscellaneous**

Applicant for Financing: Wuhan Blower Co., Ltd. and its subsidiaries (hereinafter “Party A”)
Domicile (address): Canglongdao Science Park, Miaoshan Development Zone, Jiangxia District
Legal representative: Xu Jie__
Contact: _________________
Telephone: 59700043________
Fax: _____________________

Financing Bank: Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch (hereinafter “Party B”)
Domicile (address):  10 Chuangye Road, Wuhan Economic and Technological Development Zone
Legal representative (the responsible person): Shi Huanwei
Contact: _________________
Telephone: 84211332_______
Fax: 84211382____________

Whereas,
Party A applies to Party B for financing and Party B agrees to provide credit line of financing to Party A. Based on the principle of equality and voluntariness and in accordance with the relevant laws, regulations and rules of the People’s Republic of China, both parties have reached negotiated consensus and hereby agree as follows:

Article 1 Credit Line of Maximum Financing
1.1 The credit line of maximum financing hereunder is RMB (Currency Type) 320,000,000 Yuan.

1.2 If the financing by Party B to Party A hereunder is in a currency other than the type specified in Article 1.1, it shall be converted into the type specified in Article 1.1 at the forex buying price quoted by the People’s Bank of China on the date of actual financing, with the converted amount being deducted from the credit line specified in Article 1.1.

1.3 The credit line of maximum financing referred herein is the balance of the claims which will occur on a successive basis due to Party B’s grant of loan and/or provision of other types of financing during the term of maximum financing as agreed herein.

Article 2 Term of Maximum Financing
The term of maximum financing is 36 months, namely, from June 28, 2010 to June 28, 2013, during which period Party A shall apply to Party B for the use of credit line of financing. Party B will not accept the application which is submitted after the expiration date of such term of financing.

Pursuant to the laws and/or the agreements of the security contract referred to in Article 4 herein, if the date on which the claims of maximum security are established precedes the expiration date of the term of maximum financing set forth in the preceding paragraph, or if Party B requests early exercise of security rights and early disposition of security properties, Party B shall not accept Party A’s application for use of the credit line.

Article 3 Use of Credit Line of Financing **
3.1 Type of Financing
Party B finances Party A in the form of a loan, draft acceptance and/or other forms permitted by law on a successive basis. Both parties shall sign a specific financing contract separately for each loan or other types of financing in respect of its type, amount, time limit and purpose of use.

3.2 Party A shall apply for the use of credit line one case by one case and Party B shall also review and approve the application one by one. If Party A’s application for the use of credit line fails the requirements of Party B’s approval, Party B shall be entitled to reject Party A’s application for use of the credit line.

3.3 The maturity date of each loan or other financing claims within the credit line of maximum financing may be after the term of the maximum financing provided hereunder.

Article 4 Clause of Security
The Guarantors, Wuhan Blower Co., Ltd. and Wuhan Sungreen Environment Protection Equipment Co., Ltd., shall provide maximum security for the claims under this agreement. The specific matters relating to the security shall be agreed upon by Party B and the Guarantors in a separate security contract.

If the Guarantors fail to sign a relevant security contract pursuant to the agreement referred to in the preceding paragraph, and/or before the relevant security registration formalities are handled properly, Party B shall be entitled to refuse to finance Party A.

Article 5 Party A’s Representation and Warranties**
5.1 Party A is a legal entity or other organization duly incorporated and validly existing pursuant to the laws of the People’s Republic of China, and has the capacity for civil rights and civil acts necessary for signing and performing this contract pursuant to the law.

5.2 Party A’s signing and performance of this agreement is Party A’s true expression of intent. Party A’s signing and performance of this agreement does not conflict with its signing and performance of other agreements. Party A has lawfully obtained, internally or externally or from other competent authorities, any and all valid approval sand full authorization necessary for signing this agreement.

5.3 The documents, information, reports and statements, vouchers and certificates relevant to Party A, Party A’s affiliates, Guarantor(s) and security which are provided by Party A to Party B during the signing and performance of this agreement, are true, accurate, complete and valid, and free from any significant mistake inconsistent with the facts or omission of any material fact.

5.4  When Party A signs this agreement, Party A is free from any litigation, arbitration, criminal or administrative penalty that brings material adverse impact to Party A’s business operation or financial status, and free from any other significant event that affects the performance of Party A’s obligation hereunder.

5.5 Upon signing this agreement Party A shall strictly comply with various state laws and regulations to conduct business activities, ensure ongoing business operation during the performance of this contract, and handle relevant formalities of annual inspection and registration in a timely manner.

5.6 After signing this agreement, Party A shall keep or improve current management level and each financial index to maintain and increase the value of current assets, and shall not waive any expired claims, nor shall it dispose of its current major assets without any compensation, or at unreasonably low prices or by other inappropriate means.

5.7 Party A has strictly complied with P.R.C. laws and regulations on anti-commercial bribes, and during the process of signing and executing this agreement, Party A did not and will not solicit, accept, offer or give any benefit not agreed hereunder from Party B or its person in charge or other relevant personnel, including but not limited to express discount, hidden discount, cash, coupon, tangible goods, negotiable securities, tour, or other non-material benefit.

5.8 Party A has completely read and fully comprehended the security contract signed by and between Party B and the Guarantors, and is aware of all the agreements thereof on the determination date of secured claims, events of default, Party B’s early realization of security rights and/or early disposition of secured properties, fully comprehended the impact of such agreements possibly caused to the performance of the contract, and accepts the relevant restrictions.

Article 6 Party A’s Rights and Obligations**

6.1 Party A shall be entitled to request Party B to provide the loan or other funds within the credit line of the maximum financing pursuant to the terms and conditions agreed herein and shall also be entitled to use the relevant credit line pursuant to this agreement and specific financing contract, provided that Party A satisfies Party B’s approval requirements for credit line.

6.2 Party A shall use the loan or other funds for the purpose as agreed and/or promised in this agreement and each specific contract.

6.3 Party A shall repay the principal plus interest in full amount on time as agreed in this agreement and each specific contract.

6.4 Party A shall, periodically or at any time upon Party B’s request, provide Party B with true and complete reports, financial statements and other documents and information which can fully reflect its business operation and financial status, as well as information about all of Party A’s account-opening banks, account numbers, balance of loans and deposits, and assists Party B in the investigation, review and check-up.

6.5 Party A shall accept Party B’s investigation and supervision of its use of the loan and relevant manufacture, business operation and financial activities, and bear various costs and expenses incurred by Party B due to Party A’s obstruction of Party B’s investigation, examination and supervision.

6.6 Without Party B’s written consent, Party A shall not assign to a third party the debts under this agreement and/or relevant specific contract in whole or in part, or otherwise transfer directly or in disguised form the debt liability under this agreement in any manner.

6.7 If the Guarantors for the loan hereunder violate any agreement of the security contract or if any event of default set forth in the security contract occurs, Party A shall increase or replace security conditions upon Party B’s request.

6.8 If Party A is involved or is likely to be involved in any of the following events or circumstances that may affect the performance of Party A’s obligations hereunder, Party A shall immediately notify Party B and assist Party B in fixing the liability for repaying principal plus interest of the loan hereunder pursuant to Party B’s request, as well as other safeguards to ensure that Party A’s claims hereunder are repaid in full as scheduled:

6.8.1 significant financial loss, assets loss or other financial crisis;

6.8.2 events that may affect the performance of Party A’s obligations hereunder, including but not limited to profit distribution, capital expenditure, assets sale or early repayment of claims;

6.8.3 events that may affect the performance of Party A’s obligations hereunder, including but not limited to applying to other credit-givers for line of credit, or modifying the debt clauses reached with other credit-givers;

6.8.4 events that may affect the performance of Party A’s obligations hereunder, including but not limited to providing debt security for a third party or mortgaging assets to other creditors or credit-givers after the signing of this contract;

6.8.5 events that may affect the performance of Party A’s obligations hereunder, including but not limited to neglect of managing and seeking recourse for expired claims, disposition of its current major assets without any compensation, or at unreasonably low prices or by other inappropriate means;

6.8.6 matters of change of management systems or property rights forms, including but not limited to consolidation, division or split, capital decrease, reorganization, equity joint venture, cooperation joint venture, property rights transfer, shareholding system reform, and other mergers and acquisitions;

6.8.7 causes of dissolution or liquidation, including but not limited to business suspension or close down, revocation or deregistration of business licenses, being ordered to close down or dissolve its business, Party A or creditor’s application for bankruptcy, or the legal representative or chief responsible person’s engagement in illegal activities;

6.8.8 any litigation, arbitration or criminal investigation or administrative penalty, or its major assets being subject to property preservation and other enforcement measures that will bring material adverse impact to its business operation or financial status;

6.8.9 Party A’s controlling shareholder or other affiliates suffer a significant crisis in respect of business operation or financial status, or Party A has a material related transaction with its controlling shareholder or other affiliates, which affects its normal business operation;

6.8.10 other significant matters that may affect its solvency.

Article 7 Party B’s Rights and Obligations
7.1 Party B shall provide the loan or other funds within the credit line of maximum financing to Party A as agreed herein, provided that Party A satisfies Party B’s approval requirements for granting credit line.

7.2 Party B shall keep confidential Party A’s trade secrets or information about management, business operation and finance that needs to be kept confidential according to Party A’s written requirements, unless otherwise prescribed by laws, rules and regulations or required by supervising authorities.

7.3 Party B shall be entitled to request Party A to repay the principal plus interest of the loan, advance payment and other debt financing in full and on time as agreed in this agreement and specific financing contracts, and shall also be entitled to directly withhold and deduct Party A’s savings deposited in its accounts opened at Party B as well as all other operating agencies of Hankou Bank, to repay the debts under each specific contract referred to in this agreement; Party B shall be entitled to request Party A to use the loan or other specific funds for the purpose as agreed in this agreement as well as specific contracts under this agreement, and supervise Party A’s use of the loan and other funds; Party B shall have the right to know Party A’s manufacture, business operation and financial activities, and request Party A to provide information relevant to this financing.

7.4 Party B shall be entitled to transfer its specific claims against Party A, and shall be entitled to notify Party A of such transfer in a way it deems appropriate, including but not limited to fax, delivery by post, delivery by hand or public notice.

7.5 Pursuant to the laws and/or the agreements of the security contract referred to in Article 4 herein, if the date on which the claims of maximum security are established precedes the expiration date of the term of maximum financing set forth in the contract, Party B shall be entitled to unilaterally declare the early maturity of the debts under the contract in whole or in part where it is appropriate.

7.6 If any event of default set forth in the security contract referred to in Article 4 herein, and/ or Party B may request early realization of security rights and/or disposition of security properties, Party B shall be entitled to unilaterally declare the early maturity of the debts under this contract in whole or in part where it is appropriate.

7.7 Other rights and obligations as agreed herein.

Article 8 Liability for Breach**
8.1 Event of Default
If Party A or Guarantor is found to be in any of the following circumstances, an event of default shall be deemed as occurred:

8.1.1 The information submitted by Party A to Party B in connection with this financing is proven to be untrue, inexact, incomplete or have flaws of effectiveness, or intentionally misleading;

8.1.2 Party A’s representation and warranties of Article 5 herein are proven to be untrue, inexact, incomplete or have flaws of effectiveness, or intentionally misleading;

8.1.3 Party A fails to perform its obligation as agreed in Article 6 herein;

8.1.4 Party A commits any other act that does or may endanger or damage Party B’s legitimate rights and interests.

8.2 Remedies for Breach of Contract
If any of the foregoing events of default set forth in Article 8.1 occurs, Party B shall be entitled to exercise one or several rights as follows:

8.2.1 to reduce the credit line of the maximum financing hereunder;

8.2.2 to cease the use of the remaining credit line of the maximum financing;

8.2.3 to early call in the principal plus interest of the loan and funds already granted within the credit line of the maximum financing;

8.2.4 to directly withhold and deduct Party A’s savings deposited in the accounts opened at Party B as well as all other operating agencies of Hankou Bank or other accounts, to repay all of Party A’s debts agreed in the specific contracts under this agreement;

8.2.5 if Party B has accepted the draft or opened (or authorized others to open) the L/C and L/G during the term of financing, regardless whether Party B has made advance payment, Party B shall be entitled to request Party A to pay additional security deposit, or transfer into Party A’s security deposit account Party A’s savings deposited in other accounts opened at Party B, for the purpose of repaying Party B’s future advance payment under this agreement, or submit the relevant payment to a third party for custody, which is to be used as security deposit for repaying Party B’s future advance payment;

8.2.6 other remedies permitted by laws.

Article 9 Change and Cancellation of Agreement*
9.1 After this agreement becomes effective, if Party A intends to assign its debts actually occurred under this agreement in whole or in part to a third party, it shall first submit to Party B a written guarantee that the Guarantor agrees to continue undertaking security obligations after such assignment or provide a new security, which shall obtain Party B’s written consent.

9.2 After this agreement becomes effective, without negotiated consensus of both parties, neither Party A nor Party B shall change or cancel this agreement at its own discretion, unless otherwise provided herein.

9.3 This agreement shall remain effective before the agreement for changing or canceling this agreement takes effect.

Article 10 Costs and Expenses**
Any expense in connection with this agreement, including but not limited to reference check, examination, insurance, assessment, registration, appraisal, custody and notarization as well as attorney fee, litigation fee, travel expenses all other fees paid by Party B for realizing its claims, shall be borne by Party A, Party B shall be entitled to directly withhold and deduct from Party A’s bank accounts. If the balance of Party A’s bank accounts is insufficient for deduction, Party A shall undertake to repay in full after receiving Party B’s notice, and Party B does not need to provide any certification.

Article 11 Other Matters Agreed
The applicants for financing under this Maximum Financing Agreement are Wuhan Blower Co., Ltd. and its subsidiaries, namely, Wuhan Generating Equipment Co., Ltd. and Wuhan Sungreen Environment Protection Equipment Co., Ltd.

Article 12 Anti-Commercial Bribery
12.1 Both Party A and Party B understand and are willing to strictly comply with the laws and regulations on anti-commercial bribery of the People’s Republic of China, and both parties are aware that offering or taking bribes in any form will violate the laws and be subject to the severe punishment by the laws.

12.2 Neither Party A nor Party B shall solicit, accept, offer or give any benefit not agreed hereunder from the other party or its person in charge or other relevant personnel, including but not limited to express discount, hidden discount, cash, coupon, bank cards deposited with savings, membership cards deposited with money, token cards (vouchers), tangible goods, negotiable securities, tour, inspection or other non-material benefit; however, if such benefit is common practice or custom of this industry, it shall be expressly stated herein.

12.3 Party B strictly forbids its person in charge from committing any commercial bribery. Any act set forth in Article 17.2 that is conducted by Party B’s person in charge is a violation of Party B’s internal system and shall be investigated and affixed responsibility pursuant to its internal system.

12.4 Party B seriously declares that, Party B objects to any act set forth in Article 17.2 herein that is conducted by Party A or Party A’s person in charge involving any third party beyond this agreement for the purpose of performing this agreement. All such acts are violation of state laws and will be subject to punishment pursuant to state laws.

12.5 If either party or its person in charge violates the foregoing provisions of Article 17.2, Article 17.3 and Article 17.4., which cause loss to the other party, such party in breach shall undertake liability for compensation for damages.

12.6 “Other relevant personnel” herein refer to persons having direct or indirect interest with this agreement, other than Party A or Party B’s person in charge, including but not limited to the relatives of Party A or Party B’s person in charge of this agreement.

Article 13 Miscellaneous **
13.1 Continuity of Obligation
All of Party A’s obligations hereunder shall have continuity and full binding force upon its successor, receiver, assignee and the subject after it is merged and acquired, reorganized and renamed, and free from the influence of any dispute, claim, legal proceeding and any directive of superordinate, or any agreement and document signed by Party A and any natural person, legal person or other organization, nor shall it be modified because of Party A’s bankruptcy, insolvency, loss of operating capacity or subject capacity, change of property rights forms, change of internal organization forms or bylaws, or any other material change.

13.2 Non-waiver of Rights
After this agreement becomes effective, Party B’s any tolerance, grace or deferral in exercising its rights and interests herein in connection with Party A’s any act of breach or delay shall not damage, affect or limit any rights and interests that Party B is entitled to pursuant to this agreement and relevant laws and regulations, and shall not be deemed as Party B’s permission or recognition of any act that violates this agreement, nor shall it be deemed as Party B’s waiver of its rights to take action against any current or future breach act.

13.3 Independence of Agreement Clauses
Should any clause herein or any of its portion becomes invalid in legal respect for whatever reason, such invalid clause or its invalid portion shall not affect the validity and enforceability of other clauses herein or other portion thereof. Upon the occurrence of the foregoing circumstances, Party A shall undertake any and all security liability, and/or compensate Party B for all the economic loss, with the scope of its security liability and/or compensation liability to be determined according to the security scope set forth in Article 1.3.

13.4 Notice
Any notice or request of Party B and Party A in connection with this agreement shall be made in writing. If delivered by hand, the acknowledged receipt by recipients shall be deemed as properly served (if rejected by recipients, it shall be deemed as served on the Date of Rejection); if delivered by mail, it shall be deemed as properly served seven days after the date of posting; if delivered by facsimile, the confirmed receipt by the facsimile system of recipients shall be deemed as served. If Party B notifies Party A of claims assignment or presses Party A for payment through public notice on news media, such notice shall be deemed as served on the date of public notice. In the event that Party A or Party changes its correspondence address, it shall give the other party timely notice; otherwise, any possible loss arisen therefrom shall be borne by it.

13.5 Supplemental Agreement
After this agreement becomes effective, any amendment to it shall be made in writing and signed by both parties. Any matter uncovered herein or matters of change may be agreed upon in a written supplemental agreement through negotiated consensus by Party A and Party B. Such written supplemental agreement shall be attached herein and constitute an integral part of this agreement.

13.6 Governing Law
The conclusion, construction and dispute resolution of this agreement shall be governed by the laws of the People’s Republic of China.

13.7 Dispute Resolution
Any dispute arisen during the performance of this agreement by Party A and Party B shall be resolved by both parties through negotiation, failing which the method No. (2) will be chosen for resolving the dispute.
(1) apply to Wuhan Arbitration Committee for arbitration.
(2) bring a lawsuit to the People’s Court at Party B’s location.

13.8 Effectiveness of Agreement
This agreement shall become effective after being affixed with the company seals/ special seals for agreement by both parties.

13.9 Counterpart
This agreement is made in sextuplicate, all being equally authentic and each held by Party A, Party B and__House Property Bureau___, ____Land Administration_, ________ and _____.

13.10 Construction of Agreement Clauses
Party B has directed Party A’s attention at the clauses hereof that waive or limit Party B’s liability, and has provided full explanation for the relevant provisions pursuant to Party A’s requirements. Neither Party A nor Party B has any objection to the comprehension of any clause of this contract.

Party A: /Seal of Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd. and Wuhan Sungreen Environment Protection Equipment Co., Ltd./
Legal Representative/ Responsible Person or Authorized Agent (Signature/Seal): /Xu Jie/
Date: June 28, 2010

Party B: /Seal of Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch /
Legal Representative/ Responsible Person or Authorized Agent (Signature/Seal): /Shi Huanwei/
Date: June 28, 2010